================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  MARCH 1, 2005

                       CITIZENS SOUTH BANKING CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               DELAWARE                 0-23971               54-2069979
   ----------------------------       -----------        -------------------
   (State or other jurisdiction       (Commission        (I.R.S. Employer
         of incorporation)            File Number)       Identification No.)

  519 South New Hope Road, Gastonia, North Carolina          28054-4040
  -------------------------------------------------          ----------
      (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code  704-868-5200


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01  OTHER EVENTS

        On February 28, 2005, Citizens South Banking Corporation issued a press release to announce that the Company's Board of Directors had authorized a repurchase of 370,000, or approximately 5% of the Company's outstanding common stock.

ITEM 9.01  EXHIBITS

        99 Additional Exhibits:

        (a) Stock Repurchase Press Release

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       CITIZENS SOUTH BANKING CORPORATION


DATE:  March 1, 2005                   By: /s/ Kim S. Price
                                           -------------------------------------
                                           Kim S. Price
                                           President and Chief Executive Officer


                                       By: /s/ Gary F. Hoskins
                                           -------------------------------------
                                           Gary F. Hoskins
                                           Chief Financial Officer